SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 24, 2001

Marketing Specialists Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-24667 (Commission file number)	04-3411833 (IRS employer identification no.)

17855 N. Dallas Parkway, Suite 200
Dallas, Texas 75287
(Address and zip code of principal executive offices)

Registrant's telephone number, including area code:
(972) 349-6200

__________________________________________

Merkert American Corporation
490 Turnpike Street
Canton, Massachusetts 02021
(Former name and address)

Item 3.     Bankruptcy or Receivership

          On May 24, 2001, the Registrant filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in United States Bankruptcy Court for the Eastern District of Texas. A copy of the related press release is filed as Exhibit 99.1 hereto.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
(c)	Exhibits

The following Exhibits are filed herewith:

99.1

Press Release issued by the Registrant on May 24, 2001 announcing that it has filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in United States Bankruptcy Court for the Eastern District of Texas.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKETING SPECIALISTS CORPORATION
By:	TIMOTHY M. BYRD _______________________________________ Timothy M. Byrd Chief Financial Officer

Date:  May 30, 2001

EXHIBIT INDEX
Exhibit No.	Description

99.1*

Press Release issued by the Registrant on May 24, 2001 announcing that it has filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in United States Bankruptcy Court for the Eastern District of Texas.

* filed herewith